Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade Earnings Up on Continued Strong Trading, Organic Growth

Average Client Trades Per Day of 434,000
Net New Client Assets of $11.7 billion, 7% Annualized Growth Rate
Net Revenues of $794 million
Diluted Earnings per Share of $0.36

OMAHA, Neb., July 21, 2015 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released operating results for the third quarter of fiscal 2015.

The Company’s results for the quarter ended June 30, 2015 include the following:(1)

•	Net income of $197 million, or $0.36 per diluted share

•	Net new client assets of approximately $11.7 billion, an annualized growth rate of 7 percent

•	Average client trades per day of approximately 434,000, an activity rate of 6.7 percent

•	Net revenues of $794 million, 57 percent of which were asset-based

•	Investment product fee revenues of $85 million, up 8 percent year-over-year

•	Pre-tax income of $319 million, or 40 percent of net revenues

•	EBITDA(2) of $377 million, or 47 percent of net revenues

•	Record Interest rate sensitive assets(3) of $102 billion, up 6 percent year-over-year

•	Record client assets of approximately $702 billion, up 8 percent year-over-year

“As we complete our third quarter and look back on the last nine months, we remain upbeat about our growth and prospects for another strong year,” said Fred Tomczyk, president and chief executive officer. “We continue to execute well against our growth strategy, with $47 billion in net new client assets gathered year-to-date, an organic growth rate of 10 percent and up 17 percent over last year. Likewise, average client trades per day, year-to-date, are 456,000, up 5 percent over last year. This leaves us with good momentum, and we will continue to invest in organic growth initiatives.”

“Net revenues were up 4 percent from last year, driven by continued growth in trading and asset gathering,” said Bill Gerber, executive vice president and chief financial officer. “Year-to-date, earnings per share of $1.09 were up 5 percent, despite a continued difficult macroeconomic environment. We remain focused on delivering strong results, being disciplined in overall expense management and being good stewards of shareholder capital.”

Capital Deployment
Over the quarter the Company repurchased 125,000 shares of its common stock for $5 million, at an average price of $36.75 per share.

The Company has also declared a $0.15 per share quarterly cash dividend, payable on Aug. 18, 2015 to all holders of record of common stock as of Aug. 4, 2015.

Company Hosts Conference Call
TD Ameritrade will host its June Quarter conference call this morning, Jul. 21, 2015, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the conference call by dialing 855-238-2333. The Company will webcast the conference call through www.amtd.com, via the “Presentations & Events” page of the web site. A replay of the phone call will be available by dialing 877-344-7529 and entering the Conference ID 10066897 beginning at 10:30 a.m. EDT (9:30 a.m. CDT) on Jul. 21, 2015. The replay will be available until 9:00 a.m. EDT (8:00 a.m. CDT) on Jul. 28, 2015. A transcript of the call will be available on the Company’s corporate web site, www.amtd.com, via either the “Investor Relations” page or the “Presentations & Events” page beginning Wednesday, Jul. 22, 2015.

Interested parties can visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. The company also communicates this information via Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

Source: TD Ameritrade Holding Corporation

About TD Ameritrade Holding Corporation
Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how - bringing Wall Street to Main Street for 40 years. An official sponsor of the 2016 U.S. Olympic and Paralympic Teams, as well as an official sponsor of the National Football League for the 2015 and 2016 seasons, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit TD Ameritrade's newsroom or www.amtd.com for more information, or read our stories at Fresh Accounts.

Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 21, 2014 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

1 Please see the Glossary of Terms, located in “Investor Relations” section of www.amtd.com for more information on how these metrics are calculated.

2See attached reconciliation of non-GAAP financial measures.

3Interest rate-sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of June 30, 2015.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org).

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In millions, except per share amounts
(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$328	$350	$317	$1,036	$1,019
Asset-based revenues:
Interest revenue	158	151	150	472	426
Brokerage interest expense	(2)	(2)	(1)	(5)	(5)
Net interest revenue	156	149	149	467	421
Insured deposit account fees	209	205	202	620	612
Investment product fees	85	85	79	253	226
Total asset-based revenues	450	439	430	1,340	1,259
Other revenues	16	14	16	39	49
Net revenues	794	803	763	2,415	2,327
Operating expenses:
Employee compensation and benefits	202	208	189	608	565
Clearing and execution costs	36	37	35	108	98
Communications	31	30	29	92	84
Occupancy and equipment costs	40	39	39	121	116
Depreciation and amortization	23	23	24	69	71
Amortization of acquired intangible assets	22	22	22	67	68
Professional services	43	41	42	120	117
Advertising	54	82	48	199	205
Other	18	25	19	66	57
Total operating expenses	469	507	447	1,450	1,381
Operating income	325	296	316	965	946
Other expense (income):
Interest on borrowings	13	9	6	30	18
Gain on sale of investments	(7)	—	—	(7)	—
Other	—	—	—	1	—
Total other expense (income)	6	9	6	24	18
Pre-tax income	319	287	310	941	928
Provision for income taxes	122	98	120	344	352
Net income	$197	$189	$190	$597	$576
Earnings per share - basic	$0.36	$0.35	$0.34	$1.10	$1.05
Earnings per share - diluted	$0.36	$0.35	$0.34	$1.09	$1.04
Weighted average shares outstanding - basic	544	544	551	544	551
Weighted average shares outstanding - diluted	547	547	555	547	555
Dividends declared per share	$0.15	$0.15	$0.12	$0.45	$0.86

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In millions
(Unaudited)

	June 30, 2015	Sept. 30, 2014
Assets:
Cash and cash equivalents	$2,233	$1,460
Segregated cash and investments	4,425	5,116
Broker/dealer receivables	1,144	1,108
Client receivables, net	12,868	11,639
Goodwill and intangible assets	3,151	3,218
Other	1,338	1,290
Total assets	$25,159	$23,831
Liabilities and stockholders' equity:
Liabilities:
Broker/dealer payables	$2,414	$2,421
Client payables	15,070	14,497
Notes payable	—	150
Long-term debt	1,810	1,101
Other	872	914
Total liabilities	20,166	19,083
Stockholders' equity	4,993	4,748
Total liabilities and stockholders' equity	$25,159	$23,831

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Nine Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Key Metrics:
Net new assets (in billions)	$11.7	$16.3	$13.4	$46.8	$40.0
Net new asset growth rate (annualized)	7%	10%	9%	10%	10%
Average client trades per day	433,759	476,590	401,468	455,642	435,123
Profitability Metrics:
Operating margin	40.9%	36.9%	41.4%	40.0%	40.7%
Pre-tax margin	40.2%	35.7%	40.6%	39.0%	39.9%
Return on average stockholders' equity (annualized)	15.9%	15.7%	16.2%	16.5%	16.5%
EBITDA(1) as a percentage of net revenues	47.5%	42.5%	47.4%	45.8%	46.6%
Liquidity Metrics:
Interest on borrowings (in millions)	$13	$9	$6	$30	$18
Interest coverage ratio (EBITDA(1)/interest on borrowings)	29.0	37.9	60.3	36.9	60.3
Liquid assets - management target(1) (in billions)	$0.6	$0.7	$0.8	$0.6	$0.8
Cash and cash equivalents (in billions)	$2.2	$1.3	$1.3	$2.2	$1.3
Transaction-Based Revenue Metrics:
Total trades (in millions)	27.3	29.1	25.3	85.2	81.4
Average commissions and transaction fees per trade(2)	$11.99	$12.02	$12.52	$12.16	$12.51
Average client trades per funded account (annualized)	16.7	18.6	16.2	17.8	17.9
Activity rate - funded accounts	6.7%	7.4%	6.5%	7.1%	7.1%
Trading days	63.0	61.0	63.0	187.0	187.0
Order routing revenue (in millions)	$71	$75	$72	$223	$226
Spread-Based Asset Metrics:
Average interest-earning assets (in billions)	$20.5	$19.4	$18.8	$19.8	$18.3
Average insured deposit account balances (in billions)	74.8	74.9	72.4	74.9	72.7
Average spread-based balance (in billions)	$95.3	$94.3	$91.2	$94.7	$91.0
Net interest revenue (in millions)	$156	$149	$149	$467	$421
Insured deposit account fee revenue (in millions)	209	205	202	620	612
Spread-based revenue (in millions)	$365	$354	$351	$1,087	$1,033
Avg. annualized yield - interest-earning assets	3.02%	3.09%	3.13%	3.11%	3.04%
Avg. annualized yield - insured deposit account fees	1.10%	1.09%	1.10%	1.09%	1.11%
Net interest margin (NIM)	1.51%	1.50%	1.52%	1.51%	1.50%
Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.6	$5.6	$5.2	$5.6	$5.2
Average annualized yield	0.00%	0.00%	0.00%	0.00%	0.00%
Fee revenue (in millions)	$0	$0	$0	$0	$0
Market fee-based investment balances:
Average balance (in billions)	$155.7	$149.5	$133.3	$150.1	$129.0
Average annualized yield	0.22%	0.23%	0.24%	0.22%	0.23%
Fee revenue (in millions)	$85	$85	$79	$253	$226
Average fee-based investment balances (in billions)	$161.3	$155.1	$138.5	$155.7	$134.2
Average annualized yield	0.21%	0.22%	0.23%	0.21%	0.22%
Investment product fee revenue (in millions)	$85	$85	$79	$253	$226
(1) See attached reconciliation of non-GAAP financial measures.
(2) Average commissions and transaction fees per trade excludes TD Waterhouse UK business.
NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)
	Quarter Ended			Nine Months Ended
	June 30, 2015	Mar. 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Client Account and Client Asset Metrics:
Funded accounts (beginning of period)	6,467,000	6,371,000	6,146,000	6,301,000	5,993,000
Funded accounts (end of period)	6,551,000	6,467,000	6,237,000	6,551,000	6,237,000
Percentage change during period	1%	2%	1%	4%	4%
Client assets (beginning of period, in billions)	$695.3	$672.4	$617.1	$653.1	$555.9
Client assets (end of period, in billions)	$702.3	$695.3	$650.2	$702.3	$650.2
Percentage change during period	1%	3%	5%	8%	17%
Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$4.0	$4.4	$5.2	$4.6	$5.3
Average annualized yield	0.11%	0.13%	0.14%	0.13%	0.13%
Interest revenue (in millions)	$1	$1	$2	$4	$5
Client margin balances:
Average balance (in billions)	$12.5	$11.9	$11.0	$12.0	$10.3
Average annualized yield	3.56%	3.60%	3.79%	3.62%	3.85%
Interest revenue (in millions)	$112	$107	$105	$328	$299
Securities borrowing/lending:
Average securities borrowing balance (in billions)	$1.0	$1.0	$1.0	$0.9	$1.1
Average securities lending balance (in billions)	$2.2	$2.2	$2.6	$2.2	$2.5
Net interest revenue - securities borrowing/lending (in millions)	$43	$41	$42	$135	$117
Other cash and interest-earning investments:
Average balance (in billions)	$3.0	$2.1	$1.6	$2.3	$1.6
Average annualized yield	0.03%	0.04%	0.06%	0.04%	0.07%
Interest revenue - net (in millions)	$0	$0	$0	$1	$1
Client credit balances:
Average balance (in billions)	$12.2	$12.0	$11.5	$12.1	$11.1
Average annualized cost	0.01%	0.01%	0.01%	0.01%	0.01%
Interest expense (in millions)	$(0)	$(0)	$(0)	$(1)	$(1)
Average interest-earning assets (in billions)	$20.5	$19.4	$18.8	$19.8	$18.3
Average annualized yield	3.02%	3.09%	3.13%	3.11%	3.04%
Net interest revenue (in millions)	$156	$149	$149	$467	$421

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)
	Quarter Ended						Nine Months Ended
	June 30, 2015		Mar. 31, 2015		June 30, 2014		June 30, 2015		June 30, 2014
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$377	47.5%	$341	42.5%	$362	47.4%	$1,107	45.8%	$1,085	46.6%
Less:
Depreciation and amortization	(23)	(2.9)%	(23)	(2.9)%	(24)	(3.1)%	(69)	(2.9)%	(71)	(3.1)%
Amortization of acquired intangible assets	(22)	(2.8)%	(22)	(2.7)%	(22)	(2.9)%	(67)	(2.8)%	(68)	(2.9)%
Interest on borrowings	(13)	(1.6)%	(9)	(1.1)%	(6)	(0.8)%	(30)	(1.2)%	(18)	(0.8)%
Provision for income taxes	(122)	(15.4)%	(98)	(12.2)%	(120)	(15.7)%	(344)	(14.2)%	(352)	(15.1)%
Net income	$197	24.8%	$189	23.5%	$190	24.9%	$597	24.7%	$576	24.8%

	As of
	June 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Liquid Assets - Management Target (2)
Liquid assets - management target	$579	$740	$731	$762	$767
Plus: Non-corporate cash and cash equivalents	1,116	662	1,519	1,162	934
Corporate liquidity maintained for operational contingencies	750	750	—	—	—
Less: Corporate short-term investments	—	(501)	—	—	—
Excess broker-dealer and FCM regulatory net capital	(212)	(371)	(373)	(464)	(441)
Cash and cash equivalents	$2,233	$1,280	$1,877	$1,460	$1,260
Note: The term "GAAP" in the following explanation refers to generally accepted accounting principles in the United States.

(1)
EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)
Liquid assets - management target is considered a non-GAAP financial measure as defined by SEC Regulation G. We include the excess capital of our broker-dealer subsidiaries in the calculation of liquid assets - management target, rather than simply including broker-dealer cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer subsidiaries to the parent company. We consider liquid assets - management target to be an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets - management target should be considered a supplemental measure of liquidity, rather than a substitute for cash and cash equivalents.

We define liquid assets - management target as the sum of (a) corporate cash and cash equivalents and short-term investments, excluding $750 million from the 2.950% Senior Notes issued on March 4, 2015 that is being maintained to provide liquidity for operational contingencies and (b) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). Liquid assets - management target is based on more conservative measures of broker-dealer net capital than regulatory thresholds require because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries. We consider liquid assets - management target to be a measure that reflects our liquidity that would be readily available for corporate investing and financing activities under normal operating circumstances.